SUPPLEMENT DATED FEBRUARY 10, 2016

TO PROSPECTUS, STATEMENT OF ADDITIONAL INFORMATION ("SAI"), AND

SUMMARY PROSPECTUSES OF THE FUNDS

INTEGRITY MANAGED PORTFOLIOS

Kansas Municipal Fund

Maine Municipal Fund

Nebraska Municipal Fund

New Hampshire Municipal Fund

Oklahoma Municipal Fund

(collectively, the "Funds")

Prospectus and SAI of the Funds dated November 30, 2015

Summary Prospectus of each Fund dated December 3, 2015

(1)

In (i) the Fund Summary for each Fund included in the Prospectus and (ii) the Summary Prospectus for each Fund, the last sentence of the first paragraph under the heading "Principal Investment Strategies" is hereby deleted and replaced with the following:

"The expected average dollar weighted maturity of the Fund's portfolio is between 5 and 25 years."

(2)	The last sentence of the legend on the first page of the Summary Prospectus for each Fund is hereby deleted and replaced with the following:

"The Fund's prospectus and statement of additional information, both dated November 30, 2015, as supplemented on February 10, 2016 (and as they may be further supplemented), are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number, or e-mail address noted above."

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The information set forth in the Prospectus, SAI and Summary Prospectuses of the Funds is superseded, to the extent applicable, by the information contained in this Supplement.

If you have questions or need assistance, please contact your registered representative or financial advisor directly or call the Funds' Shareholder Services Department at (800) 601-5593.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.